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                                                          Registration No. 23558


                                    [graphic
                                    omitted]


                                     BERMUDA

                          CERTIFICATE OF INCORPORATION
                                ON CHANGE OF NAME

I HEREBY CERTIFY that in accordance with section 10 of the Companies Act 1981 E-PUB (HOLDINGS) LIMITED by resolution and with the approval of the Registrar of Companies has changed its name and was registered as UPROAR LTD. on the 19th day of March, 1999.


                                        Given under my hand and the Seal of the
    [SEAL]                              REGISTRAR OF COMPANIES this 24th
                                        day of March, 1999.




                                         /S/ [illegible]
                                         -----------------------------------
                                         for Acting Registrar of Companies


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FORM NO. 6                                            Registration No. EC 23558






                               [GRAPHIC OMITTED]



                                     BERMUDA

                          CERTIFICATE OF INCORPORATION


I hereby in accordance with section 14 of the Companies Act 1981 issue this Certificate of Incorporation and do certify that on the 7th day of July, 1997

                            E-PUB (HOLDINGS) LIMITED

was registered by me in the Register maintained by me under the provisions of the said section and that the status of the said company is that of an exempted company.

                                        Given under my hand and the Seal of
                                        the REGISTRAR OF COMPANIES
                                        this 10th day of July, 1997.

       [SEAL]


                                       /S/ [illegible]
                                       -----------------------------------
                                       for Registrar of Companies